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                                UNITED STATES
                     SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C. 20549

                                  FORM 8-K

                               CURRENT REPORT

                   Pursuant to Section 13 or 15(d) of the
                       Securities Exchange Act of 1934


                              SEPTEMBER 10, 2002

                               MAIL-WELL, INC.
           (Exact Name of Registrant as Specified in its Charter)

                                  COLORADO
               (State or Other Jurisdiction of Incorporation)

         1-12551                                        84-1250533
 (Commission File Number)                 (IRS Employer Identification Number)

                8310 S. VALLEY HWY. #400, ENGLEWOOD, CO 80112
             (Address of principal executive offices) (Zip Code)

                                303-790-8023
            (Registrant's telephone number, including area code)

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ITEM 9.  REGULATION FD DISCLOSURE

We hereby disclose that our wholly owned subsidiary, Mail-Well I Corporation, filed after the close of trading on September 9, 2002, an amended Registration Statement on Form S-4 respecting registered notes to be issued in exchange for its unregistered 9 5/8% senior notes due 2012. The Form S-4 contains financial statements that reflect our previously-announced decision to keep our printed office products business, rather than divest it. The Form S-4 also contains disclosure of a new restructuring plan necessitated by the continued sales declines we are experiencing, especially in our commercial printing business.

We direct your attention to the above-described Form S-4, and particularly to the Risk Factors (page 7), Management's Discussion and Analysis of Financial Condition and Results of Operations (page 21), Description of Business
(page 43) and Financial Statements (page F-1).

This notice does not constitute an offer to sell or exchange any of the securities covered by the Form S-4 or solicitation of any offer to acquire or exchange any of the unregistered 9 5/8% senior notes.






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                               SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized

                                          Mail-Well, Inc.
                                          ---------------
                                           (Registrant)


                                          By: /s/ Michel P. Salbaing
                                              --------------------------
                                              Michel P. Salbaing
                                              Sr. Vice President and CFO
Date: September 9, 2002